UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15D OF THE
SECURITIES EXCHANGE ACT OF 1934
July 25, 2006
Date of Report (Date of earliest event reported)
INTUIT INC.
(Exact name of registrant as specified in its charter)

Delaware	000-21180	77-0034661

(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)
2700 Coast Avenue
Mountain View, CA 94043
(Address of principal executive offices, including zip code)
(650) 944-6000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EXHIBIT 10.01
EXHIBIT 10.02
EXHIBIT 10.03

Item 1.01 Entry into a Material Definitive Agreement.
Approval of Fiscal Year 2006 Bonus Awards and Fiscal 2007 Base Salaries for Senior Executives
     Several of our senior executive officers are eligible to receive an annual performance incentive payment for the fiscal year ending July 31, 2006 (“Fiscal 2006”) under our Senior Executive Incentive Plan (“SEIP”), provided that the performance goals established by the Compensation and Organizational Development Committee (the “Committee”) for Fiscal 2006 are achieved. The senior executives eligible for a bonus under the SEIP are: Stephen M. Bennett, Robert B. Henske, Richard William Ihrie, Alexander M. Lintner, Kiran M. Patel, and Brad D. Smith. At meetings held on July 25 and July 26, 2006, the Committee fixed the amount of annual performance bonuses under the SEIP, subject to certification by the Committee after July 31, 2006 that the Internal Revenue Code Section 162(m) performance goals for Fiscal 2006 have been achieved. The bonus amounts to be paid to these senior executives were determined by the Committee based on its review with management of the performance of each of the executive officers.
     On July 26, 2005, the Compensation Committee also approved the annual performance bonuses payable to our other senior executive officers, including bonuses for Scott D. Cook and for William V. Campbell, under the Intuit Inc. Performance Incentive Plan (“IPI”) for Fiscal 2006. The Fiscal 2006 bonus amounts were determined by the Committee based on its review with management of the performance of each of the executive officers.
     At its meetings on July 25 and July 26, 2006, the Committee also approved the annual base salaries for the Company’s executive officers for the next fiscal year. The following table sets forth the Fiscal 2006 bonus and the 2007 annual base salary approved for each person designated as a “named executive officer” in our 2005 annual proxy statement, each person expected to be so designated in our 2006 annual proxy statement and the Chairman of the Board of Directors.

	2006	2007 Annual
Name and Current Position	Bonus	Base Salary
Stephen M. Bennett	$3,170,000	$1,100,000
President and Chief Executive Officer

William V. Campbell	$360,000	$500,000
Chairman of the Board of Directors

Scott D. Cook	$400,000	$500,000
Chairman of the Executive Committee

Robert B. (“Brad”) Henske	$650,000	$600,000
Senior Vice President, Consumer Tax Group

Richard William Ihrie	$410,000	$525,000
Senior Vice President, Chief Technology Officer

Kiran M. Patel	$500,000	$700,000
Senior Vice President, Chief Financial Officer

Brad D. Smith	$650,000	$600,000
Senior Vice President, Small Business Division

Restricted Stock Units
     On July 25, 2006, the Committee approved two forms of agreements for use in granting awards of restricted stock units (“SUs”) under the Intuit Inc. 2005 Equity Incentive Plan (the “2005 Plan”) to employees.
     The Committee approved the form of performance-based SU agreement for use in granting performance-based SUs, a copy of which is attached to this Report as Exhibit 10.01. Vesting of the performance-based SUs is subject to the achievement of performance goals established by the Committee for the fiscal year ending July 31, 2007 (“Fiscal 2007”), which include targets based upon both Intuit’s net revenue and operating income for Fiscal 2007 and the recipient’s continued service. If the performance goals for Fiscal 2007 are not achieved, the performance-based SUs will terminate without vesting. We will only issue vested shares under the terms of these performance-based SUs. Upon the occurrence of certain events, performance-based SUs will automatically vest as to a percentage of the total number of shares subject to the SUs.
     Additionally, the Committee approved the form of service-based SU agreement for use in granting SUs to employees, a copy of which is attached to this Report as Exhibit 10.02.
     The Committee also approved the award of a 100,000-share SU to be granted to Stephen M. Bennett, Intuit’s President and Chief Executive Officer, on the third business day following Intuit’s earnings announcement. The 100,000 share SU will be granted under the 2005 Plan. Vesting of the SU is subject to the achievement of performance goals established by the Compensation Committee for Fiscal 2007 and Fiscal 2008, which are based upon both Intuit’s net revenue and operating income for Fiscal 2007 and Fiscal 2008. If both the performance goals for Fiscal 2007 are achieved, the SU will vest in part on July 31, 2007. If the performance goals for Fiscal 2007 are not achieved, a portion of the SU will terminate without vesting. If both the performance goals for Fiscal 2008 are achieved, the remaining unvested portion of the SU will vest on July 31, 2008. If the performance goals for Fiscal 2008 are not achieved, a portion of the SU will terminate without vesting. We will only issue vested shares to Mr. Bennett. In the event of Mr. Bennett’s “Involuntary Termination” or “Termination without Cause” (as defined in his Employment Agreement), the SU will automatically vest as to a percentage of the total number of shares subject to the SU equal to his number of full months of service from the date of grant to the date of termination of his employment divided by twenty-four months. In the event of Mr. Bennett’s “Termination Following a Change in Control” (as defined in his Employment Agreement), the SU will automatically vest as to 100% of the total number of shares subject to the SU.
Funding of 2006 Intuit Inc. Performance Incentive Plan
     On July 25, 2006, the Compensation and Organizational Development Committee of our Board of Directors (the “Compensation Committee”) approved funding for the payment of annual performance bonuses to employees (other than senior executive officers eligible to receive bonuses under the SEIP) under the Intuit Inc. Performance Incentive Plan (“IPI”) for Fiscal 2006 in the aggregate amount of $97,000,000. More than 90% of Intuit’s full time employees, excluding the senior executives who were eligible for the SEIP, are eligible for annual performance bonus awards under the IPI for Fiscal 2006.
Approval of 2007 Intuit Inc. Performance Incentive Plan
     On July 25, 2006, the Compensation Committee approved the Intuit Inc. Performance Incentive Plan for Fiscal 2007, a discretionary cash bonus plan. The amount of a bonus award under the IPI for Fiscal 2007 will be based upon the employee’s bonus target, the employee’s performance during Fiscal 2007, and the amount of the aggregate bonus pool that is made available for bonuses for Fiscal 2007 based on overall Company performance. A copy of the IPI for Fiscal 2007 is attached to this Report as Exhibit 10.3.

Amendment to 2005 Equity Incentive Plan
     On July 26, 2006, the Board of Directors approved an amendment to the 2005 Equity Incentive Plan in order to reduce the number of formula-based stock option grants to be granted to non-employee directors pursuant to the terms of the 2005 Plan. As a result of this amendment, non-employee directors shall be eligible to receive the following option grants subject to the terms and conditions of the 2005 Plan: (a) Initial Grant, 67,500 shares, (b) annual Succeeding Grant, 22,500 shares, (c) annual grants for any Board-designated Chairpersons of the Audit Committee, the Compensation and Organizational Development Committee and the Nominating and Governance Committee, 10,000 shares and (d) annual grants for other members of the Audit Committee, the Compensation and Organizational Development Committee and the Nominating and Governance Committee, 7,500 shares.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits.
10.01	Form of Restricted Stock Unit Award Agreement (Performance-Based Vesting)

10.02	Form of Restricted Stock Unit Award Agreement (Service-Based Vesting)

10.03	Intuit Inc. Performance Incentive Plan for Fiscal Year 2007

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Intuit Inc.

Date: July 31, 2006	By:	/s/ LAURA A. FENNELL

Laura A. Fennell
Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description
10.01	Form of Restricted Stock Unit Award Agreement (Performance-Based Vesting)

10.02	Form of Restricted Stock Unit Award Agreement (Service-Based Vesting)

10.03	Intuit Inc. Performance Incentive Plan for Fiscal Year 2007